Securities and Exchange Commission
                             Washington, D.C. 20549

                                  Form 8-K/A

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 1999

                            AmeriNet Group.com, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  (State or other jurisdiction of incorporation

                                     0-3718
                            (Commission File Number)

                                   11-2050317
                        (IRS Employer Identification No.)

           902 Clint Moore Road, Suite 136: Boca Raton, Florida 33487
               (Address of principal executive offices) (Zip Code)

                                 (561) 998-3435
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

                       TABLE OF CONTENTS

Item Number    Description                                  Page Number

Item 2.        Acquisition or Disposition of Assets              3

Item 7.        Financial Statements and Exhibits

               (a)  Financial statements of American Internet
                    from inception until December 31, 1998       7

               (b)  Pro forma  financial  statements for the
                    Registrant and American  Internet.           17

               (c)  Exhibits                                     23

               Signatures                                        6

                   FORWARD LOOKING STATEMENTS

     This Form 8-KSB contains certain "forward-looking statements" relating to the Registrant which represent the Registrant's current expectations or beliefs, including, but not limited to, statements concerning the Registrant's operations, performance, financial condition and growth. For this purpose, any statements contained in this Form 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, such as credit losses, dependence on management and key personnel and variability of quarterly results, ability of the Registrant to continue its growth strategy and competition, certain of which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

Item 2.        Acquisition or Disposition of Assets.

     This current report amends and supplements the information concerning the Registrant's acquisition of American Internet Technical Center, Inc., a Florida corporation ("American Internet"), on June 25, 1999, as originally reported in a current report filed with the Commission on July 12, 1999 (the "Original Report").

     The audited financial statements for American Internet filed herewith (see "Item 7[a], Financial Statements") disclosed results different from those used by the Registrant and American Internet during the negotiation of the acquisition, as a result of which, the Registrant, J. Bruce Gleason and Mike D. Umile, the former principal stockholders of American Internet ("Messers Gleason and Umile") have amended the reorganization agreement filed as an exhibit to the Original Report (the "Reorganization Agreement"), as follows:

     The provisions of the Reorganization Agreement pertaining to the shares of the Registrant's common stock (the "AmeriNet Stock") to be exchanged for all of the American Internet capital stock (the "American Stock"), were modified as follows:

     The initial shares of AmeriNet Stock issued to Messers Gleason and Umile were reduced from 2,232,756 shares to 1,482,756 shares, 250,000 of which were sold by them to The Yankee Companies, Inc., a Florida corporation ("Yankees") in consideration for the sum of $25,000, which Messers Gleason and Umile contributed to American Internet as an additional capital contribution, correcting inaccuracies in the representations and warranties in the Reorganization Agreement;

     The remaining 750,000 shares of AmeriNet Stock deducted from the shares originally received by Messers Gleason and Umile were returned to the Registrant for cancellation and are now reserved for re-issuance to the former American Internet stockholders (the "Subscribers") as a component of the AmeriNet Stock issuable pursuant to the Reorganization Agreement's "Performance Criteria", as a result of which, the aggregate number of shares of AmeriNet Stock issuable to the Subscribers thereunder has increased from 4,500,000 shares to 5,250,000 shares, as described in the following paragraph:

     AmeriNet will now issue additional shares of AmeriNet Stock to the Subscribers as additional shares exchanged for American Stock (the "Additional Exchange Shares"), predicated on American Internet attaining the following annual net, pre-tax profit thresholds determined as of June
     30 of each year in accordance with generally accepted accounting principals, consistently applied ("GAAP"), as follows:

      Goal          Time Frame         Additional Exchange Shares
  (A) $200,000      2000               500,000 Shares; or
      $259,000      2000               875,000 Shares;

  (B) $500,000      2001               800,000 Shares; or
      $559,000      2001               1,175,000 Shares;

  (C) $1,000,000    2002               800,000 Shares;
      $1,500,000    2003               800,000 Shares;
      $2,000,000    2004               800,000 Shares;
      $2,500,000    2005               800,000 Shares.

     As set forth in the original Reorganization Agreement, in the event that the thresholds are not attained and the Registrant has provided American Internet with at least $250,000 in funding for its operations, then:

     If the net, pre tax earnings are less than 33% of the required threshold during the subject 12 month period, the Additional Exchange Shares for such period will be forfeited;

     If the net, pre tax earnings are between 33% and 80% of the required threshold during the subject 12 month period, the Additional Exchange Shares for such period and the required threshold will be carried over to the next year, increasing both the aggregate threshold and the aggregate bonus attainable for such year; and

     If the net, pre tax earnings are between 80% and 100% of the required threshold during the subject 12 month period, the Additional Exchange Shares for such period shall be prorated.

     In the event that the thresholds are not attained but AmeriNet has not provided American Internet with at least $250,000 in funding for its operations, then, the Additional Exchange Shares for such period shall be prorated.

     In addition to changes in the quantity of shares exchanged, other provisions of the Reorganization Agreement were modified, as follows:

     The ratio of seats on American Internet's board of directors allocated to designees of the Subscribers was reduced from 2/3 to 1/2, the initial board membership being Messrs. Gleason and Umile, Michael Harris Jordan, currently the Registrant's president, and a further designee of the Registrant to be determined.

     Messrs. Gleason's and Umile's annual salaries under their employment agreements with American Internet were reduced from $75,000 to $52,000, until profits from operations (after required internal investments for expansion) attain the levels contemplated in the Reorganization Agreement, such issue to be revisited monthly until resolved.

     If required by the Registrant, American Internet will hire a senior marketing and production executive to be designated by the Registrant on terms materially identical to those reflected in the employment agreements between American Internet and Messrs. Gleason and Umile, and American
     Internet will acquire the assets and operations of another Internet business capable of in house production and hosting of web sites, designated by the Registrant.


     A copy of the amendment to the Reorganization Agreement is filed as an exhibit to this report, see "Item 7(c), Exhibit Index."

Item 7.        Financial Statements and Exhibits.

     The following financial statements, pro forma financial information and exhibits, are filed as a part of this report.

(a) Financial statements of American Internet from inception until December 31, 1998, pursuant to Item 310(c) of Regulation S-B, pages 7 - 16.

 Independent Auditor's Report                                          8
 Financial Statements:
   Balance Sheet                                                       9
   Statement of Income                                                 10
   Statements of Changes in Stockholders' Equity                       11
   Statements of Cash Flows                                            12
 Notes to Financial Statements                                     13 - 16

(b) Pro forma financial statements for the Registrant and American Internet, pursuant to Item 310(d) of Regulation S-B, see pages 17 - 22.

     On June 25, 1999, the Registrant, completed the acquisition of 99%+ of the issued and outstanding stock of American Internet Technical Center, Inc. ("American Internet"), a Florida corporation, from J. Bruce Gleason and Mike D. Umile in exchange for 2,232,756, shares of the Registrant's common stock, reduced on August 25,1999, to 1,482,756 shares, with an additional 5,250,000 shares issuable based on performance during the period ending on June 30, 2005.

     The following Pro Forma Combined Balance Sheet of the Registrant has been prepared by management of the Registrant based upon the balance sheets of the Registrant as of December 31, 1998 and June 30, 1999 and of American Internet as of December 31, 1998 and June 30, 1999. The Pro Forma Combined Statement of Income was prepared based on the statement of income for the Registrant and American Internet for the twelve months ended December 31, 1998 and the six months ended June 30, 1999. The pro forma statements give effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements. The pro forma combined balance sheet gives effect to the acquisition as if it had occurred as of American Internet's organization on April 15, 1998.

     The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies's financial position or results of operations would actually have been had the acquisition occurred on such date or as of the beginning of the period indicated, or to project the combined companies' financial position or results of operations for any future period.

(c) Pursuant to the requirements of Item 601 of Regulation S-B, the following exhibits are filed herewith, see pages 23 to 31.

Regulation S-B
Exhibit          Page or
Table Number     Source   Description

10.40            23      First  amendment  to  Reorganization  Agreement  with
                          American Internet.

22.9             31      Consent  of  experts and  counsel:  consent of Daszkal,
                         Bolton  &  Manela,  P.A., certified public accountants
                         American Internet's auditors (now also the Registrant's auditors)


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AmeriNet Group.com, Inc.

Dated: September 8, 1999


                           /s/ Micheal Harris Jordan
                        ---------------------------------
                              Michael Harris Jordan
                                    President

                           AMERICAN INTERNET TECHNICAL
                                  CENTER, INC.

                              FINANCIAL STATEMENTS

                         FROM APRIL 15, 1998 (INCEPTION)
                            THROUGH DECEMBER 31, 1998




                               TABLE OF CONTENTS




Independent Auditor's Report . . . . . . . . . . . . . . . .          8

Financial Statements:

   Balance Sheet . . . . . . . . . . . . . . . . . . . . .            9

   Statement of Income . . . . . . . . . . . . . . . . . . . .        10

   Statements of Changes in Stockholders' Equity . . . . . .          11

   Statements of Cash Flows. . . . . . . . . . . . . . . . . .        12

Notes to Financial Statements. . . . . . . . . . . . . . . .          13

                     DASZKAL, BOLTON, MANELA, DEVLIN & CO.
                          CERTIFIED PUBLIC ACCOUNTANTS
                   A PARTNERSHIP OF PROFESSIONAL ASSOCIATIONS

      2401 N.W. BOCA RATON BOULEVARD, SUITE 100 BOCA RATON, FLORIDA 33431
                  TELEPHONE (561) 367-1040 FAX (561) 750-3236



JEFFREY A. BOLTON, CPA, P.A.            MEMBER OF THE AMERICAN INSTITUTE
MICHAEL I. DASZKAL, CPA, P.A.           OF  CERTIFIED  PUBLIC  ACCOUNTANTS
ROBERT A. MANELA, CPA, P.A.
TIMOTHY R. DEVLIN. CPA, P.A.
MICHAEL S. KRIDEL, CPA, P.A.



                          INDEPENDENT AUDITOR'S REPORT


To The Board of Directors and Stockholders
American Internet Technical Center, Inc.


We have audited the accompanying balance sheet of American Internet Technical Center, Inc. as of December 31, 1998, and the related statement of income, changes in stockholders' equity and cash flows from April 15, 1998 (inception) to December 31, 1998. These financial statements are the responsibility of the management of American Internet Technical Center, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Internet Technical Center, Inc. as of December 31, 1998, and the results of its operations and its cash flows from April 15, 1998 (inception) to December 31, 1998, in conformity with generally accepted accounting principles.




Boca Raton, Florida
August 19, 1999

                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1998





                                  ASSETS


Current assets:
         Cash                                            $      3,694
         Accounts receivable -
         net of allowance for doubtful accounts $45,932        68,903
         Prepaid expenses                                       3,161

               Total current assets                            75,758

      Property and equipment, net                              22,266

      Other assets:
          Deposits                                             16,092

                Total assets                               $  114,116


                 LIABILITIES AND STOCKHOLDERS' EQUITY

      Current liabilities:
         Accounts payable                                 $    28,741
          Accrued expenses                                      8,106
          Billings in excess of costs and estimated
          earnings on uncompleted contracts                    41,552
          Loans to stockholders                                 9,333
                Total current liabilities                      87,732

      Stockholders' equity:
          Common stock, $1.00 par value, 7500 shares authorized,
             200 shares issued and outstanding                    200
          Retained earnings                                    26,184
               Total stockholders' equity                      26,384

               Total liabilities and stockholders' equity  $  114,116


                 See accompanying notes to financial statements

                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                               STATEMENT OF INCOME
            FROM APRIL 15, 1998 (INCEPTION) THROUGH DECEMBER 31, 1998


       Revenues earned                                     $   784,463

       Costs of revenues earned                                137,752

              Gross profit                                     646,711

       Operating expenses:
          Selling expenses                                     323,762
          Bad debts expense                                     45,932
          General and administrative expenses                  132,517


               Total operating expenses                        502,211

        Net income                                          $  144,500



                 See accompanying notes to financial statements

                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
            FROM APRIL 15, 1998 (INCEPTION) THROUGH DECEMBER 31, 1998

                                                                         Additional
                                   Number of         Common              Paid-In        Retained       Total
                                   Shares            Stock               Capital        Earnings


Common stock issued for cash         200        $       200            $      -        $     -        $   200

Distributions to stockholders          -                  -                   -        (118,316)       (118,316)

Net income - 1998                      -                  -                   -         144,500         144,500

Balance, December 31, 1998           200         $       200           $      -        $  26,184      $ 26,384

                 See accompanying notes to financial statements

                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                             STATEMENT OF CASH FLOWS
            FROM APRIL 15, 1998 (INCEPTION) THROUGH DECEMBER 31, 1998


  Cash flows from operating activities:
        Net income                                       $  144,500
        Adjustments to reconcile net income to net cash provided
        by operating activities
        Depreciation and amortization                         3,930
        Bad debts expense                                    45,932
        (Increase) decrease in:
        Accounts receivables                               (114,835)
        Prepaid expenses                                     (3,161)
        Deposits                                            (16,092)
        Increase (decrease) in:
        Accounts payable                                      28,741
        Accrued expenses                                       8,106
        Billings in excess of costs and estimated earnings
        on uncompleted contracts                              41,552
        Loans to stockholders                                  9,333

          Net cash provided by operating activities          148,006

       Cash flow used by investing activities:
       Purchases of property and equipment                   (26,196)

       Cash flows from financing activities:
       Issuance of common stock                                  200
       Distributions to stockholders                        (118,316)

          Net cash used by financing activities             (118,116)

       Net increase in cash                                    3,694

       Cash at beginning of period                                 -

       Cash at end of period                                $   3,694

       Additional cash payment information:

          Interest paid                                     $       -
          Income taxes                                      $       -


                 See accompanying notes to financial statements

                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

American Internet Technical Center, Inc. (the "Company"), a Florida corporation, was established on April 15, 1998, to design and host websites and provide e-commerce programs, marketing and other Internet services. Hosting services, including search engine registrations, are typically six month or one year contracts.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all cash and other demand deposits to be cash and cash equivalents. As of December 31, 1998, the Company had no cash equivalents.

Property and Equipment

Property and equipment are stated at cost and are being depreciated using the straight-line method over the estimated useful lives of five to seven years.

Revenue and Cost Recognition

Revenues from long-term contracts are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to estimated total costs for each contract (i.e., cost-to-cost method). This method is used because management considers total cost to be the best available measure of progress on the contracts. Because of inherent uncertainties in estimating cost, it is possible that the estimates used will change within the near term. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as subcontractors, equipment rental, and supplies and, certain general administrative expenses are charged to expense. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Claims are included in revenues when realized.

The  liability,   "Billings  in  excess  of  costs  and  estimated  earnings  on uncompleted contracts," represents billings in excess of revenues recognized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Advertising

Advertising costs are expensed when incurred. The advertising cost incurred for the period ended December 31, 1998, was $2,104.

                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                          NOTES TO FINANCIAL STATEMENTS

 NOTE 3 - COST AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

       The following schedule presents the status of costs and estimated earnings on uncompleted contracts at December 31, 1998.


   Costs incurred on uncompleted contracts                  $  15,468
   Estimated earnings                                          11,441
            Total                                              26,909

     Less: billings to date                                   (68,461)

            Total                                           $ (41,552)


Included in accompanying balance sheet under the
   following captions:
Costs and estimate earnings in excess of billings on
   uncompleted contracts                                    $       -
Billings in excess of cost and estimated earnings on
   uncompleted contracts                                      (41,552)

            Total                                           $ (41,552)


NOTE 4 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of cash, accounts receivable, accounts payable and loans to stockholders approximates fair value because of their short maturities.

NOTE 5 - RELATED PARTY TRANSACTIONS

At December 31, 1998, the Company had an outstanding payable to the stockholders in the amount of $9,333. The transactions involving the stockholders/officers are summarized below:


Balance at April 15, 1998                                   $         -
Advances from stockholders                                        9,333

Balance at December 31, 1998                                $     9,333

                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 1998:


Machinery and equipment                                       $  21,400
Furniture and fixtures                                            4,796
          Total property and equipment                           26,196
          Less: accumulated depreciation                         (3,930)

          Property and equipment, net                         $   22,266

Depreciation expense for the period ended December 31, 1998, was $3,930.

NOTE 7 - OPERATING LEASES

The Company leases its facilities in Florida under an operating lease with no fixed term. Total lease expense for the period ended December 31, 1998 was $13,939.

NOTE 8 - CONCENTRATION OF CREDIT RISK

Financial instruments, which potentially expose the Company to concentrations of credit risk, as defined by Statement of Financial Accounting Standards No. 105, consist primarily of trade receivables. The Company officers have attempted to minimize this risk by monitoring the companies for whom they provided credit and also avail themselves of the lien process for contracts.

NOTE 9 - SIGNIFICANT VENDOR

During  the  initial  six  months of  operation,  the  Company  had its  website
production   department  in  house.   Beginning   September  1998,  the  Company
subcontracted the production of its websites to an unrelated party. This unrelated party provides 100% of the website development to the company.

NOTE 10 - INCOME TAXES

The Company has elected to be treated as an S Corporation for Federal and State income tax purposes. Under this election, all taxable income, losses and credits pass through to the individual stockholders and are reflected on their individual income tax returns. Consequently, no provision for income taxes has been provided by the corporation. The financial statements reflect earnings on the percentage of completion method of accounting whereas the completed contract method is used for income tax purposes.

                    AMERICAN INTERNET TECHNICAL CENTER, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 11 - SUBSEQUENT EVENTS

The Company raised $20,000 through a private placement offering of common stock during the period January 1, 1999, through March 31, 1999.

On April 26, 1999, the Company was acquired by Ascot Industries, Inc., a Nevada corporation ("Ascot"), in a stock exchange agreement. Ascot exchanged 90% of its common stock for all the common shares of American Internet. On July 9, 1999, this agreement was rescinded and control of Ascot was re-acquired by AmeriNet Group.com, Inc., as the sucessor in interest to the original stockholders.

On June 25, 1999 AmeriNet Group.Com, Inc., (f/k/a Equity Growth Systems, Inc.) acquired all of the outstanding common stock of American Internet Technical Center, Inc. As consideration AmeriNet Group.Com, Inc., issued 1,632,978 of its common stock. The acquisition will be recorded as a purchase, and the results of operations and goodwill will be included in the consolidated financial statements beginning with the date of closing. On the date of acquisition, the Company's tax status changed to a regular corporation from a S corporation.

AmeriNet Group.com
Pro Forma Combined Balance Sheets
(Unaudited)

                                                           American Internet
                                AmeriNet Group.com         Technical Center                                        Pro Forma
                                 December 31, 1998         December 31,         Total            Adjustments       Combined
                                                            1998

Assets:

Cash                            $13,182                     $      3,694        $ 16,876   (B)    $   25,000    $   41,876

Accounts receivable
                                -                            68,903              68,903                             68,903
Prepaids
                                -                             3,161               3,161                              3,161
                                -------------------------------------------------------------------------------------------
Total Current Assets
                                13,182                       75,758              88,940                25,000      113,940

Property and equipment
                                -                            26,196              26,196                             26,196
Less acumulated depreciation
                                -                           (3,930)              (3,930)                            (3,930)
                                -------------------------------------------------------------------------------------------
Total Property & equipment
                                -                            22,266               2,266                    -        22,266

Other assets:
Goodwill                                                                                  (A)
                                -                                 -                -                 1,198,350    1,198,350
Accumulated amortization
                                -                                 -                -                                     -
Deposits
                                -                            16,092             16,092                               16,092
                                -------------------------------------------------------------------------------------------
Total other assets
                                -                            16,092              16,092             1,198,350      1,214,442

                                ===========================================================================================
Total Assets                    $13,182                $    114,116       $     127,298            $1,223,350  $   1,350,648



                                       17


Liabilities and stockholders' equity


Current liabilities:
Accounts payable                $4,661                 $     28,741     $     33,402                $      -     $   33,402

Accrued expenses
                                -                             8,106            8,106                       -           8,106
Billings in excess of costs
and estimated earnings on
uncompleted contracts
                                -                            41,552           41,552                                  41,552
Loans to stockholders
                                -                             9,333            9,333                                   9,333
                                -------------------------------------------------------------------------------------------
Total current liabilities
                                4,661                        87,732           92,393                       -          92,393
                                -------------------------------------------------------------------------------------------

Stockholders' equity:
Common stock                                                                           (A)
                                59,911                          200           60,111                   16,130         76,241
Additional paid in capital                                                             (A)
                                2,914,395                         -        2,914,395                1,233,404      4,147,799
Retained earnings
                               (2,965,785)                  26,184      (2,939,601)                 (26,184)      (2,965,785)
                                -------------------------------------------------------------------------------------------
Total stockholders' equity
                                8,521                        26,384           34,905                1,223,350       1,258,255
                                -------------------------------------------------------------------------------------------


                                ===========================================================================================
Total liabilities and           $13,182               $    114,116     $    127,298               $1,223,350    $   1,350,648
stockholders' equity


                                       18

AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Income
(Unaudited)
For the period ended
                                                           American Internet
                                AmeriNet Group.com         Technical Center                                       Pro Forma
                                December 31, 1998          December 31,         Total       Adjustments           Combined
                                                            1998

Revenues earned                 $ -                     $   784,463     $    784,463        $   -            $    784,463

Costs of revenue earned
                                -                           137,752          137,752             -                 137,752

Gross profit
                                -                           646,711          646,711             -                 646,711

Operating expenses:
Selling
                                -                           323,762          323,762             -                 323,762
General    &     Administrative                                                        (A)
expenses                        -                           132,517          132,517           79,890              463,240
                                                                                       (C)
                                                                                              118,316
Bad debt expense
                                -                            45,932           45,932             -                  45,932
                                -------------------------------------------------------------------------------------------

Total operating expenses
                                -                           502,211          502,211          198,206              700,417
                                -------------------------------------------------------------------------------------------

Income (loss) from operations
                                -                           144,500          144,500         (198,206)            (53,706)

Loss     from      discontinued
operations                      (399,415)                         -        (399,415)             -               (399,415)

                                ===========================================================================================
Net income (loss)               $(399,415)              $    144,500   $    (254,915)         $(198,206)    $    (453,121)


Basic income (loss) per share   ($0.096)                                    ($0.061)                              ($0.109)

Weighted average shares         4,174,778                                 4,174,778                             4,174,778

Fully  diluted   income  (loss) ($0.095)                                    ($0.060)                              ($0.107)
per share

Fully diluted average shares    4,222,199                                 4,222,199                             4,222,199


AmeriNet Group.com
Pro Forma Combined Balance Sheets
(Unaudited)

                                                           American Internet
                                   AmeriNet Group.com      Technical Center                                        Pro Forma
                                  June 30, 1999           June 30, 1999         Total           Adjustments       Combined
Assets

Cash                                    $(290)               $74,046            $73,756      (B)   $25,000          $98,756
Accounts receivable                          -                91,907             91,907                  -           91,907
Prepaids                                     -                 4,360              4,360                  -            4,360
Total Current Assets                     (290)               170,313            170,023             25,000          195,023

Property and equipment                       -                49,810             49,810                  -           49,810
Less acumulated depreciation                 -                (3,930)           (3,930)                  -          (3,930)
Total Property & equipment                   -                45,880             45,880                  -           45,880

Other assets:
Investment shares                       100,000                    -            100,000                  -          100,000
Goodwill                                     -                     -                  -      (A)  1,070,643       1,070,643
Accumulated amortization                     -                     -                  -                  -                -
Deposits                                     -                 19,092            19,092                  -           19,092
Total other assets                      100,000                19,092           119,092       -   1,070,643       1,189,735

Total Assets                            $99,710              $235,285          $334,995          $1,095,643      $1,430,638

Liabilities and stockholders' equity


Current liabilities:
Accounts payable                         $4,678               $22,906            $27,584           $     -          $27,584
Billings in excess of costs
and estimated earnings on
uncompleted contracts                        -                 28,955             28,955                 -           28,955
Debentures payable                      100,000                    -             100,000                 -          100,000
Loans to stockholders                        -                 29,333             29,333                 -           29,333
Total current liabilities               104,678                81,194            185,872                 -          185,872

Stockholders' equity:
Common stock                             59,911                   200             60,111     (A)     16,130          76,241
Additional paid in capital            2,914,395                92,000          3,006,395     (A)  1,141,404       4,147,799
Retained earnings                   (2,979,274)                61,891        (2,917,382)           (61,891)      (2,979,273)
Total stockholders' equity              (4,968)               154,091            149,124          1,095,643        1,244,767

Total liabilities and stockholders'
                         equity         $99,710               $235,285           $334,995        $1,095,643    $1,430,638


                                       20


AmeriNet Group.com, Inc.
Pro Forma Combined Statement of Income
(Unaudited)
For the period ended
                                                           American Internet
                                   AmeriNet Group.com      Technical Center                                        Pro Forma
                                   June 30, 1999            June 30, 1999       Total           Adjustments        Combined

Revenues earned                              $-                $550,147          $550,147        $        -          $550,147
Costs of revenue earned                      -                  124,448           124,448                 -           124,448

Gross profit                                 -                  425,699           425,699                 -           425,699

Operating expenses:
Selling                                      -                  145,912           145,912                  -           145,912
General & Administrative expenses        13,489                 244,080           257,569       (A)   35,688           293,257

Total operating expenses                 13,489                 389,992           403,481             35,688           439,169

Income from operations                  (13,489)                 35,707           22,218             (35,688)         (13,470)

Loss from discontinued operations             -                       -                -                   -                -

Net loss                               $(13,489)                $35,707           $22,218           $(35,688)       $(13,470)

Basic income (loss) per share           ($0.096)                                                                     ($0.003)

Weighted average shares                 4,174,778                                                                    4,174,778

Fully diluted income (loss) per share   ($0.095)                                                                       ($0.003)

Fully diluted average shares            4,222,199                                                                     4,222,199


              AMERINET GROUP COMMUNICATIONS, INC.
                  NOTES TO PRO FORMA COMBINED
                      FINANCIAL STATEMENTS
                          (UNAUDITED)

A) The initial purchase price for the acquisition of all of the common stock of American Internet Technical Centers was 1,632,978 shares of the company=s common stock. However, the purchase price is subject to adjustment based upon the earnings of American Internet Technical Center over the next six years. The Company recorded approximately $1,198,500 at December 31, 1998 and $1,070,643 at June 30, 1999 in goodwill which will be amortized using the straight line method over 15 years.

B)   This reflects the capital contribution made by Messers Gleaosn and Umile.

C) To reflect the increase in salaries and benefits paid to the former owner of American Internet Technical Centers, Inc.

D) To reflect the increase in the amortization expense associated with the goodwill.


                                       22